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[LORD ABBETT LOGO]

  2002 SEMI-ANNUAL REPORT
  LORD ABBETT
  SERIES FUND

                           BOND-DEBENTURE PORTFOLIO
                           GROWTH & INCOME PORTFOLIO
                           INTERNATIONAL PORTFOLIO
                           MID-CAP VALUE PORTFOLIO

  FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2002

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LORD ABBETT SERIES FUND SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 2002

DEAR SHAREHOLDERS: We are pleased to provide a six-month overview of the Lord Abbett Series Fund's strategies and performance for the period ended June 30, 2002. On this and the following pages, we discuss the factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

MARKET REVIEW

     As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. On March 19, in a sign of improved sentiment, the Federal Open Market Committee decided to keep its target for the federal funds rate at 1.75% and declared that the economic risks are balanced between economic weakness and inflationary pressure.

     Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. While first quarter growth registered a robust 6.1%, we expect that the second quarter will post a growth rate of approximately 2.5%. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

     While fundamental business indicators such as manufacturing and purchasing activity increased slightly and unemployment slowly eased, we still do not expect any instant revival in capital spending. With May new home sales reaching record highs, the current economy is being fueled by consumers, and not business spending. That being said, the Federal Reserve Board (the "Fed") kept interest rates steady in the second quarter, and we do not expect the Fed to raise interest rates before late summer or early fall, unless the dollar continues to weaken and monetary intervention is necessary to restore a proper balance.

                                                                               1
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LORD ABBETT SERIES FUND-BOND-DEBENTURE PORTFOLIO

Q. HOW DID THE PORTFOLIO PERFORM OVER THE SIX MONTHS ENDED JUNE 30, 2002?

A. Lord Abbett Series Fund-Bond-Debenture Portfolio returned 4.1%(1) for the six months ended June 30, 2002, outperforming its benchmark, the Lehman Aggregate Bond Index,(2) which returned 3.8% for the same period. PLEASE REFER TO PAGE 4 FOR STANDARDIZED CUMULATIVE TOTAL RETURN.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. One factor detracting from performance in the period was the portfolio's overweighting in the wireless or cellular phone business. The industry as a whole was caught up-unfairly we believe-in the downtrend of the telecommunications sector, where the Fund has been underweighted for a long time. During the second quarter, we reduced our exposure to the small independent carriers and strengthened our position in the higher-quality, national integrated carriers or their affiliates, which we believe will be the survivors longer term.

     Other underperformers in the quarter were bonds in the cable and electric utilities sectors, where individual firms suffered from the headlines of their larger brethren. All three sectors-telecommunications, cable and utilities-were heavy issuers in the high-yield market in the 1990s, but their impact is gradually diminishing as the market evolves to include a broader selection of issuers.

     On the positive side, the portfolio holds substantial positions in healthcare, energy, automotive, industrials and defense sectors, all of which made strong contributions to Fund performance in the period. In the high-yield market, bonds purchased for their value in the fourth quarter of 2001 enjoyed a bounce in performance in the first quarter, stemming from a more positive outlook for a U.S. economic recovery. These included bonds in the leisure, defense, technology and aerospace sectors. Also in the first quarter, the prospect for economic growth strengthened the bonds of cyclical companies such as auto parts, chemicals and papers. Anchoring the portfolio were the bonds of companies exhibiting consistently strong performance throughout the business cycle, including healthcare, media, business services and gaming. Additional performance was derived from the portfolio's holdings in investment-grade corporate debt where we identified good companies with the potential for additional credit improvement.

     Despite the difficult equity environment throughout the period, some strength was also shown in convertible bonds. The better performing issues included the bonds of companies in the healthcare and defense-related industries.

     Contributing to performance in the period were the portfolio's Federal

2
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National Mortgage Association (Fannie Mae) and Government National Mortgage
Association (Ginnie Mae) mortgage bonds, which rose sharply in price, reflecting increased demand in the government bond market.

Q. PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE REPORTING PERIOD.

A. The Fed drew a formal close to its recession-fighting mode in March, with its statement that the risks in the economy now were balanced between economic weakness and inflation. In shifting to a neutral stance, the Fed did not commit itself to raising rates, and it cited continued uncertainty about the sustainability of the modest recovery evidenced so far in the first quarter.

     In the corporate market, companies rushed to issue long-term corporate bonds, trying to lock in current rates. Corporations were also motivated by recent criticism of their reliance on short-term debt-fallout from the recent accounting worries sparked by the collapse of Enron and other corporate entities. Credit agencies, faced with critics of their own, aggressively downgraded the credit-rating of many companies, contributing to the overall volatility of the first quarter.

     The second quarter was a very difficult one for corporate bond investors as even investment-grade bonds-particularly those with a credit rating of A and BBB-were caught up in the "perfect storm" thrashing the financial markets. Among the waves pounding the shore were continued tension overseas, more terrorist threats at home, and a flood of new corporate governance and accounting scandals. The sum total resulted in a crisis of confidence and level of risk aversion not seen in many decades.

     The environment of a slowly recovering economy, little inflation, and low interest rates should have been supportive of the high-yield end of the market-and may still be eventually-but for the most part investors ignored the improving fundamentals and focused instead on the news of more corporate scandals and defaults. On that score, telecommunications, utilities and cable companies continued to dominate the headlines, casting a pall over entire sectors even as individual firms showed strength. Trust, the most important fundamental of the corporate market, was eroded.

     Early in the quarter, investors turned to government bonds, especially mortgage-backed securities (MBS), where yields remained attractive relative to Treasuries. The flight to quality pushed prices higher in the government bond sector overall.

     Outside of the dominant themes, there were some positives in the period, as new higher-quality issuers emerged, adding to an increasingly diverse base of investment opportunity. Telecommunications, once 20% of the high-yield market, accounts for only

                                                                               3
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7.5% today, as the market continues to purge the excesses of the late 1990s.

Q. PLEASE DISCUSS THE PORTFOLIO'S ECONOMIC OUTLOOK AND POSITIONING.

A. We believe an economic recovery is underway. We also expect that, until the recovery proves self-sustaining, the Fed will keep interest rates low, in effect creating an excellent environment for high-yield bonds. Unfortunately, as we have observed from the most recent quarter, fundamentals are sometimes ignored as other issues and concerns remain uppermost in investors' minds. We cannot fault them for their concerns-for they are ours as well-but we also believe that the market has overreacted to at least some of these events, pulling the good down with the bad. At some point-when corporate earnings are visible-investors will return to the market. We believe our fundamental research and focused investment process will add value.

Over the near term, we will reduce our exposure to bonds of companies where deflationary pressures exist, eliminate nonperformers from the portfolio, and add selectively those bonds of higher-quality issuers in the healthcare, automotive, defense and other sectors where we can find good yields and the potential for attractive total returns. We will, as always, maintain our consistent and disciplined approach to managing money, remaining vigilant in security selection, and focusing on those companies that are well-managed and have visible operating earnings.

STANDARDIZED CUMULATIVE TOTAL RETURN AS OF JUNE 30, 2002 REFLECTS PERFORMANCE OF CLASS VC SHARES WITH ALL DISTRIBUTIONS REINVESTED. LIFE OF FUND: 4.40% THE CLASS VC SHARES WERE FIRST OFFERED ON DECEMBER 3, 2001.

(1) Reflects performance at net asset value for Class VC shares for the period ended June 30, 2002.
(2) The Lehman Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: The portfolio invests substantially in high-yield securities, sometimes called "junk bonds." These securities carry increased risks of price volatility, illiquidity and the possibility of default in the timely payment of interest and principal. These factors can affect portfolio performance.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, PORTFOLIO PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the portfolio will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

THE PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ALLOCATIONS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

4
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SCHEDULE OF INVESTMENTS (UNAUDITED)
BOND-DEBENTURE PORTFOLIO JUNE 30, 2002

                                                                                PRINCIPAL
                                                         INTEREST      MATURITY    AMOUNT
INVESTMENTS                                                  RATE          DATE     (000)            VALUE
----------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE CORPORATE BONDS 8.87%

AUTOMOTIVE 1.43%
Arvinmeritor                                                 8.75%     3/1/2012    $   25      $    26,841
Goodyear Tire & Rubber Co.                                  7.857%    8/15/2011        50           46,182
                                                                                               -----------
TOTAL                                                                                               73,023
                                                                                               -----------

CHEMICALS 1.03%
Ferro Corp.                                                 9.125%     1/1/2009        25           26,896
Methanex Corp.                                               8.75%    8/15/2012        25           25,625
                                                                                               -----------
TOTAL                                                                                               52,521
                                                                                               -----------

ELECTRIC UTILITIES 0.40%
Mirant Americas                                             7.625%     5/1/2006        25           20,269
                                                                                               -----------

FOOD 2.00%
Corn Products Int'l.                                         8.45%    8/15/2009        25           25,198
Dean Foods Co.                                               8.15%     8/1/2007        50           51,817
Dole Food Co.                                               6.375%    10/1/2005        25           25,496
                                                                                               -----------
TOTAL                                                                                              102,511
                                                                                               -----------

HEALTHCARE 1.73%
Healthsouth Corp.+                                          7.625%     6/1/2012        50           49,616
Healthsouth Corp.                                           10.75%    10/1/2008        35           38,850
                                                                                               -----------
TOTAL                                                                                               88,466
                                                                                               -----------

MISCELLANEOUS 0.99%
Ford Motor Credit                                            7.25%   10/25/2011        50           50,324
                                                                                               -----------

PAPER 0.95%
Georgia-Pacific Group                                        8.25%     3/1/2023        25           22,232
Temple-Inland, Inc.                                         7.875%     5/1/2012        25           26,417
                                                                                               -----------
TOTAL                                                                                               48,649
                                                                                               -----------

TELECOMMUNICATIONS 0.34%
Rogers Wireless, Inc.(a)                                    9.625%     5/1/2011        25           17,125
                                                                                               -----------
TOTAL INVESTMENT-GRADE CORPORATE BONDS (Cost $453,397)                                             452,888
                                                                                               ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               5
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SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)
BOND-DEBENTURE PORTFOLIO JUNE 30, 2002

                                                                                PRINCIPAL
                                                         INTEREST      MATURITY    AMOUNT
INVESTMENTS                                                  RATE          DATE     (000)            VALUE
----------------------------------------------------------------------------------------------------------
HIGH YIELD CORPORATE DEBT 33.38%

AUTOMOTIVE 1.93%
Dana Corp.+                                                10.125%    3/15/2010    $   25      $    25,625
Delco Remy Int'l., Inc.                                     11.00%     5/1/2009        25           20,625
Oshkosh Truck Corp.                                          8.75%     3/1/2008        50           52,000
                                                                                               -----------
TOTAL                                                                                               98,250
                                                                                               -----------

BROADCASTERS 1.47%
Block Communications, Inc.+                                  9.25%    4/15/2009        50           50,250
Entercom Radio/capital                                      7.625%     3/1/2014        25           24,937
                                                                                               -----------
TOTAL                                                                                               75,187
                                                                                               -----------

BUILDING MATERIALS 0.51%
American Standard, Inc.                                     7.625%    2/15/2010        25           25,875
                                                                                               -----------

CABLE TV 0.45%
Echostar Dbs Corp.+                                         9.125%    1/15/2009        25           23,000
                                                                                               -----------

CAPITAL GOODS 0.91%
Case Corp.                                                   7.25%     8/1/2005        50           46,590
                                                                                               -----------

CHEMICALS 2.02%
Airgas, Inc.                                                9.125%    10/1/2011        30           31,800
Lyondell Chemical Co.                                       9.625%     5/1/2007        25           23,937
OM Group, Inc.                                               9.25%   12/15/2011        25           26,000
Solutia, Inc.                                                6.72%   10/15/2037        25           21,375
                                                                                               -----------
TOTAL                                                                                              103,112
                                                                                               -----------

CONSUMER PRODUCTS 2.00%
Johnsondiversey, Inc.                                       9.625%    5/15/2012        25           26,250
Roundy's, Inc.+                                             8.875%    6/15/2012        25           25,063
Sealy Mattress Co.                                          9.875%   12/15/2007        50           50,500
                                                                                               -----------
TOTAL                                                                                              101,813
                                                                                               -----------

CONTAINERS 1.99%
Graphic Packaging Corp.+                                    8.625%    2/15/2012        25           25,938
Owens-Brockway Glass Co.+                                   8.875%    2/15/2009        25           25,125
Stone Container Corp.+                                      8.375%     7/1/2012        50           50,625
                                                                                               -----------
TOTAL                                                                                              101,688
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

6
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SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)
BOND-DEBENTURE PORTFOLIO JUNE 30, 2002

                                                                                PRINCIPAL
                                                         INTEREST      MATURITY    AMOUNT
INVESTMENTS                                                  RATE          DATE     (000)            VALUE
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES 0.99%
Gatx Cap Corp.                                              8.875%     6/1/2009    $   25      $    25,116
Ventas Realty Lp/cap Corp.+                                  8.75%     5/1/2009        25           25,375
                                                                                               -----------
TOTAL                                                                                               50,491
                                                                                               -----------

ELECTRIC UTILITIES 0.33%
AES Corp.                                                    9.50%     6/1/2009        25           16,625
                                                                                               -----------

ENERGY 2.41%
Forest Oil Corp.                                             8.00%    6/15/2008        25           25,188
Magnum Hunter                                                9.60%    3/15/2012        25           25,875
Stone Energy Corp.                                           8.25%   12/15/2011        25           25,125
Swift Energy Co.                                            9.375%     5/1/2012        25           23,688
Tesoro Petroleum Corp.+                                     9.625%     4/1/2012        25           23,000
                                                                                               -----------
TOTAL                                                                                              122,876
                                                                                               -----------

ENTERTAINMENT 0.99%
Boyd Gaming Corp.+                                           8.75%    4/15/2012        25           25,250
Chumash Casino & Resort+                                     9.00%    7/15/2010        25           25,438
                                                                                               -----------
TOTAL                                                                                               50,688
                                                                                               -----------

FOOD 2.12%
American Seafood Group LLC                                 10.125%    4/15/2010        25           25,375
B&G FOODS, Inc.+                                            9.625%     8/1/2007        25           25,750
Great Atlantic & Pacific Tea                                 7.75%    4/15/2007        35           32,375
Ingles Markets, Inc.                                        8.875%    12/1/2011        25           25,000
                                                                                               -----------
TOTAL                                                                                              108,500
                                                                                               -----------

GAMING 2.52%
Aztar Corp.                                                 8.875%    5/15/2007        25           25,281
Aztar Corp.                                                  9.00%    8/15/2011        25           25,531
Mandalay Resorts Group                                      9.375%    2/15/2010        25           26,000
Mohegan Tribal Gaming                                        8.75%     1/1/2009        50           52,062
                                                                                               -----------
TOTAL                                                                                              128,874
                                                                                               -----------

HEALTHCARE 2.99%
Biovail Corp.(a)                                            7.875%     4/1/2010        25           24,250
Coventry Health Care, Inc.                                  8.125%    2/15/2012        25           25,625
Extendicare Health Services                                  9.50%     7/1/2010        25           25,156
Hanger Orthopedic Group, Inc.                              10.375%    2/15/2009        25           26,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               7

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)
BOND-DEBENTURE PORTFOLIO JUNE 30, 2002

                                                                                PRINCIPAL
                                                         INTEREST      MATURITY    AMOUNT
INVESTMENTS                                                  RATE          DATE     (000)            VALUE
----------------------------------------------------------------------------------------------------------
Pacificare Health Sys., Inc.                                10.75%     6/1/2009    $   25      $    25,719
Rotech Healthcare, Inc.                                      9.50%     4/1/2012        25           25,625
                                                                                               -----------
TOTAL                                                                                              152,500
                                                                                               -----------

HOMEBUILDERS 0.50%
Beazer Homes USA, Inc.+                                     8.375%    4/15/2012        25           25,375
                                                                                               -----------

HOTELS 0.98%
Felcor Lodging LP                                            9.50%    9/15/2008        25           25,500
John Q Hammons+                                             8.875%    5/15/2012        25           24,625
                                                                                               -----------
TOTAL                                                                                               50,125
                                                                                               -----------

MINERALS/METALS 1.02%
Century Aluminum Co.                                        11.75%    4/15/2008        25           27,000
Trimas Corp.+                                               9.875%    6/15/2012        25           25,063
                                                                                               -----------
TOTAL                                                                                               52,063
                                                                                               -----------

PAPER 1.00%
Longview Fibre Co.+                                         10.00%    1/15/2009        25           26,063
Tembec Industries, Inc.                                      7.75%    3/15/2012        25           24,937
                                                                                               -----------
TOTAL                                                                                               51,000
                                                                                               -----------

POLLUTION CONTROL 1.44%
Allied Waste North America, Inc.                            7.875%     1/1/2009        25           24,125
Allied Waste North America, Inc.                            10.00%     8/1/2009        50           49,379
                                                                                               -----------
TOTAL                                                                                               73,504
                                                                                               -----------

SERVICES 0.50%
Iron Mountain, Inc.                                          8.75%    9/30/2009        25           25,687
                                                                                               -----------

STEEL/METALS 0.79%
AK Steel Corp.+                                              7.75%    6/15/2012        25           24,875
Armco, Inc.                                                  9.00%    9/15/2007        15           15,375
                                                                                               -----------
TOTAL                                                                                               40,250
                                                                                               -----------

TECHNOLOGY 1.91%
L-3 Communications Corp.+                                   7.625%    6/15/2012        50           50,375
Seagate Tech Hdd Holding                                     8.00%    5/15/2009        25           25,125
Xerox Corp.                                                  5.50%   11/15/2003        25           21,875
                                                                                               -----------
TOTAL                                                                                               97,375
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

8

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)
BOND-DEBENTURE PORTFOLIO JUNE 30, 2002

                                                                                PRINCIPAL
                                                         INTEREST      MATURITY    AMOUNT
INVESTMENTS                                                  RATE          DATE     (000)            VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 0.96%

Nextel Communications, Inc.                                  9.50%     2/1/2011    $   25      $    12,375
Quebecor Media, Inc.(a)                                    11.125%    7/15/2011        25           24,750
Rural Cellular Corp.                                         9.75%    1/15/2010        25           12,125
                                                                                               -----------
TOTAL                                                                                               49,250
                                                                                               -----------

TEXTILES 0.65%
Levi Strauss & Co.                                         11.625%    1/15/2008        35           33,425
                                                                                               -----------
TOTAL HIGH YIELD CORPORATE DEBT (Cost $1,740,608)                                                1,704,123
                                                                                               ===========

CONVERTIBLE DEBT 2.59%

TECHNOLOGY 2.29%
Bisys Group, Inc.                                            4.00%    3/15/2006        50           58,813
EDO Corp.+                                                   5.25%    4/15/2007        50           58,187
                                                                                               -----------
TOTAL                                                                                              117,000
                                                                                               -----------

TELECOMMUNICATIONS 0.30%
Juniper Networks, Inc.                                       4.75%    3/15/2007        25           15,438
                                                                                               -----------
TOTAL CONVERTIBLE DEBT (Cost $132,878)                                                             132,438
                                                                                               ===========

CONVERTIBLE-PREFERRED STOCKS 1.87%

AUTOMOTIVE 0.55%
Ford Motor Co. Cap Tr II                                     6.50%    1/15/2032         1(b)        28,125
                                                                                               -----------

BANKING 0.41%
Washington Mutual, Inc.                                     5.375%     5/1/2041         -(b)        21,050
                                                                                               -----------

PAPER 0.54%
Temple-Inland, Inc.                                          7.50%    5/17/2005         1(b)        27,450
                                                                                               -----------

TECHNOLOGY 0.37%
Electronic Data Systems                                     7.625%    8/17/2004         1(b)        18,600
                                                                                               -----------
TOTAL CONVERTIBLE-PREFERRED STOCKS (Cost $96,969)                                                   95,225
                                                                                               ===========

U.S. GOVERNMENT & AGENCY 6.16%
Federal Home Loan Mortgage Corp.                             5.50%    7/15/2006       300          314,664
                                                                                               ===========
TOTAL U.S. GOVERNMENT & AGENCY (Cost $309,859)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               9

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)
BOND-DEBENTURE PORTFOLIO JUNE 30, 2002

                                                                                PRINCIPAL
                                                         INTEREST      MATURITY    AMOUNT
INVESTMENTS                                                  RATE          DATE     (000)            VALUE
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 45.24%

REPURCHASE AGREEMENT 45.24%

Repurchase Agreement dated 6/28/2002
with State Street Bank collateralized
by $2,045,000 of Federal National
Mortgage Assoc. At 7.125%
due 1/15/2030; value-$2,360,697;
proceeds: $2,310,366

TOTAL SHORT TERM INVESTMENTS (Cost $2,310,000)               1.90%     7/1/2002    $2,310      $ 2,310,000
                                                                                               ===========
TOTAL INVESTMENTS 98.11% (Cost $5,043,711)                                                     $ 5,009,338
                                                                                               ===========

    + Restricted security under Rule 144A
  (a) Foreign security denominated in U.S. dollars.
  (b) Amount represents less than $1,000 Principal.

                       SEE NOTES TO FINANCIAL STATEMENTS.

10
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(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND-GROWTH & INCOME PORTFOLIO

Q: HOW DID THE PORTFOLIO PERFORM OVER THE SIX MONTHS ENDED JUNE 30, 2002?

The Lord Abbett Series Fund-Growth & Income Portfolio returned -7.4%(1) for the period ended June 30, 2002, compared with its benchmark, the S&P 500/Barra Value Index(2), which returned -9.5% for the same period. PLEASE REFER TO PAGE 12 FOR STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Consumer discretionary stocks, specifically media and retail companies, aided the Fund's performance during the beginning of the period. Media stocks, which have been hurt during the past few quarters because of a slowdown in advertising spending, benefited from the possibility of an advertising rebound in 2002. Stock selection within the industrial sector aided relative performance throughout the period. Specifically, a holding focused on aerospace and defense, benefited from increased defense spending, as the war on terrorism and Middle East tensions continued. Several other industrial holdings responded favorably to strong first quarter earnings announcements and positive forecasts for the year ahead. The portfolio's significant underweight of the poor performing telecommunications services sector versus the S&P 500/Barra Value Index added substantial relative performance for the period.

     Select healthcare companies hurt the Fund's performance resulting from concerns over future drug sales and impending drug patent expirations. However, the defensive healthcare sector performed well for the quarter and the Fund benefited from an overweight in this sector versus the index.

     A large underweight in the financial sector, combined with disappointing stock selection, detracted from relative performance. During a period in which fraudulent business practices have been prevalent, many of the Fund's financial holdings have suffered after becoming subject to investigations. Specifically, research practices at several investment banking companies have been called into question by the New York Attorney General and other regulators.

Q: PLEASE DISCUSS THE PORTFOLIO'S ECONOMIC OUTLOOK AND POSITIONING.

A: Since the end of the first quarter, we have pared back our overweight in the consumer discretionary sector slightly, taking profits in a few holdings that have generated strong returns. Also, the Fund added select consumer staples holdings over the past few months, given their reasonable valuations, improving fundamentals and more defensive characteristics.

(Unaudited)
--------------------------------------------------------------------------------

     We believe a slightly weaker U.S. dollar will have a positive impact on the economy. A weaker dollar generally helps U.S. business sales abroad, as U.S. exported products become more competitive in a global market. Now that we expect a more stable and moderate growth rate for the U.S. economy for the next several years, a marginally weaker dollar is more appropriate. In addition, we expect interest rates to rise during the latter part of the year or, most likely, in 2003 when we believe capital spending will noticeably increase.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2002 REFLECT PERFORMANCE OF CLASS VC SHARES WITH ALL DISTRIBUTIONS REINVESTED. 1
YEAR: -10.09%, 5 YEARS: 7.06%, 10 YEARS: 12.66%.

(1) Reflects performance at the net asset value of Class VC shares, with all distributions reinvested, for the period ended June 30, 2002.
(2) The S&P/Barra Value Index is a value index that contains companies with lower price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: Although Growth & Income Portfolio invests in primarily large company stocks, it also invests in mid-cap and small-cap company stocks, which tend to be more volatile and less liquid then large-cap company stocks. Mid-cap and small-cap companies typically experience higher risk of failure than large-cap companies.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, PORTFOLIO PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the portfolio will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

THE PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ALLOCATIONS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SCHEDULE OF INVESTMENTS (UNAUDITED)
GROWTH & INCOME PORTFOLIO JUNE 30, 2002

                                                             VALUE
INVESTMENTS                                      SHARES      (000)
------------------------------------------------------------------
COMMON STOCKS 94.51%

AEROSPACE & DEFENSE 2.05%
Lockheed Martin Corp.                            39,400   $  2,738
United Technologies Corp.                        29,500      2,003
                                                          --------
TOTAL                                                        4,741
                                                          --------

AIR FREIGHT & COURIERS 1.90%
United Parcel Service, Inc.                      71,100      4,390
                                                          --------

AIRLINES 2.21%
AMR Corp.*                                      168,000      2,832
Southwest Airlines Co.                          140,100      2,264
                                                          --------
TOTAL                                                        5,096
                                                          --------

AUTO COMPONENTS 0.35%
Delphi Automotive Systems                        61,900        817
                                                          --------

BANKS 8.73%
Bank of New York Co., Inc.                       26,500        894
Bank One Corp.                                   70,500      2,713
Fleetboston Financial Corp.                      60,500      1,957
Mellon Financial Corp.                          123,500      3,881
National City Corp.                              18,000        599
Wachovia Corp.                                  125,600      4,795
Wells Fargo & Co.                               106,500      5,332
                                                          --------
TOTAL                                                       20,171
                                                          --------

BEVERAGES 3.35%
Diageo plc ADR                                   48,400      2,500
PepsiCo, Inc.                                   108,600      5,234
                                                          --------
TOTAL                                                        7,734
                                                          --------

CHEMICALS 1.48%
Int'l. Flavors &
Fragrances, Inc.                                  4,800        156
Potash Corp. of Saskatchewan, Inc.                3,200        213
Praxair, Inc.                                    44,600   $  2,541
Rohm & Haas Co.                                  12,400        502
                                                          --------
TOTAL                                                        3,412
                                                          --------

COMMERCIAL SERVICES & SUPPLIES 1.59%
DST Systems, Inc.*                               19,500        891
First Data Corp.                                 11,600        431
Waste Management, Inc.                           90,500      2,358
                                                          --------
TOTAL                                                        3,680
                                                          --------

COMMUNICATIONS EQUIPMENT 1.58%
Lucent Technologies, Inc.*                      126,400        210
Motorola, Inc.                                  238,800      3,443
                                                          --------
TOTAL                                                        3,653
                                                          --------

COMPUTERS & PERIPHERALS 3.22%
Apple Computer, Inc.*                           296,000      5,245
EMC Corp.*                                      251,700      1,900
Lexmark Int'l, Inc.*                              5,500        299
                                                          --------
TOTAL                                                        7,444
                                                          --------

COSMETICS & TOILETRIES 0.40%
The Estee Lauder Cos., Inc.                      26,400        929
                                                          --------

DIVERSIFIED FINANCIALS 4.68%
Citigroup, Inc.                                 114,400      4,433
J.P. Morgan Chase & Co.                          89,700      3,043
Merrill Lynch & Co., Inc.                        63,400      2,568
Morgan Stanley                                   17,500        754
                                                          --------
TOTAL                                                       10,798
                                                          --------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.67%
Qwest
Communications Int'l.*                          108,200        303
SBC Communications, Inc.                         52,300      1,595
Verizon Communications, Inc.                    106,300      4,268
                                                          --------
TOTAL                                                        6,166
                                                          --------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                              13

                                                             VALUE
INVESTMENTS                                      SHARES      (000)
------------------------------------------------------------------
ELECTRIC UTILITIES 2.79%
Dominion Resources, Inc.                         46,600   $  3,085
Exelon Corp.                                     30,890      1,616
Public Service Enterprise Group, Inc.            40,000      1,732
                                                          --------
TOTAL                                                        6,433
                                                          --------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.27%
Agilent Technologies, Inc.*                      26,200        620
                                                          --------

ENERGY EQUIPMENT & SERVICES 3.06%
Baker Hughes, Inc.                              115,300      3,838
Schlumberger Ltd.                                69,200      3,218
                                                          --------
TOTAL                                                        7,056
                                                          --------

FOOD & DRUG RETAILING 0.55%
Safeway, Inc.*                                   43,400      1,267
                                                          --------

FOOD PRODUCTS 1.71%
Archer-Daniels-Midland Co.                      101,920      1,304
ConAgra Foods, Inc.                              53,500      1,479
Kellogg Co.                                      32,500      1,165
                                                          --------
TOTAL                                                        3,948
                                                          --------

HEALTHCARE PROVIDERS & SERVICES 0.47%
Guidant Corp.*                                    1,600         48
McKessen Corp.                                   31,900      1,043
                                                          --------
TOTAL                                                        1,091
                                                          --------

INDUSTRIAL CONGLOMERATES 0.99%
3M Co.                                           18,500      2,276
                                                          --------

INSURANCE 3.37%
ACE Ltd.                                         27,000        853
American Int'l. Group, Inc.                      83,607      5,705
Travelers Property Casualty Corp.*               69,600      1,232
                                                          --------
TOTAL                                                        7,790
                                                          --------

MACHINERY 5.71%
Caterpillar, Inc.                                25,300   $  1,238
Deere & Co.                                     116,300      5,571
Dover Corp.                                      44,600      1,561
Illinois Tool Works, Inc.                        48,600      3,319
Parker-Hannifin Corp.                            31,600      1,510
                                                          --------
TOTAL                                                       13,199
                                                          --------

MEDIA 6.83%
Clear Channel
Communications, Inc.*                            43,800      1,402
Comcast Corp.*                                   45,300      1,080
Gannett Co., Inc.                                30,100      2,285
The Walt Disney Co.                             180,200      3,406
Tribune Co.                                      95,900      4,172
Viacom, Inc.*                                    77,300      3,430
                                                          --------
TOTAL                                                       15,775
                                                          --------

METALS & MINING 2.05%
Alcoa, Inc.                                     121,700      4,034
Newmont Mining Corp.                              9,500        250
United States Steel Corp.                        22,600        450
                                                          --------
TOTAL                                                        4,734
                                                          --------

MULTILINE RETAIL 3.38%
Big Lots, Inc.*                                 114,400      2,251
Target Corp.                                    145,900      5,559
                                                          --------
TOTAL                                                        7,810
                                                          --------

MULTI-UTILITIES 1.06%
Duke Energy Corp.                                78,800      2,451
                                                          --------

OFFICE ELECTRONICS 1.45%
Xerox Corp.*                                    480,600      3,350
                                                          --------

OIL & GAS 5.99%
Exxon Mobil Corp.                               295,000     12,071
Total Fina Elf S.A. ADR                          21,700      1,756
                                                          --------
TOTAL                                                       13,827
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

14

                                                             VALUE
INVESTMENTS                                      SHARES      (000)
------------------------------------------------------------------
PAPER & FOREST PRODUCTS 3.11%
Bowater, Inc.                                    49,600   $  2,697
International Paper Co.                         102,700      4,476
                                                          --------
TOTAL                                                        7,173
                                                          --------

PERSONAL PRODUCTS 1.37%
Gillette Co.                                     93,200      3,157
                                                          --------

PHARMACEUTICALS 5.52%
Bristol-Myers Squibb Co.                         83,800      2,154
Merck & Co., Inc.                                19,000        962
Pharmacia Corp.                                  84,100      3,150
Schering-Plough Corp.                           139,400      3,429
Wyeth                                            59,500      3,046
                                                          --------
TOTAL                                                       12,741
                                                          --------

ROAD & RAIL 2.42%
CSX Corp.                                        77,500      2,716
Union Pacific Corp.                              45,500      2,879
                                                          --------
TOTAL                                                        5,595
                                                          --------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.58%
Flextronics Int'l. Ltd.*                         19,600        140
Teradyne, Inc.*                                  82,500      1,939
Texas Instruments, Inc.                          66,100      1,567
                                                          --------
TOTAL                                                        3,646
                                                          --------

SOFTWARE 0.91%
Autodesk, Inc.                                   18,400        244
Compuware Corp.*                                 95,300        578
PeopleSoft, Inc.*                                86,200      1,283
                                                          --------
TOTAL                                                        2,105
                                                          --------

SPECIALTY RETAIL 4.33%
Gap, Inc.                                       125,400      1,781
RadioShack Corp.                                 30,100        905
Staples, Inc.*                                  120,300      2,370
The Home Depot, Inc.                             25,500        937
The Limited, Inc.                               162,700   $  3,466
The TJX Cos., Inc.                               27,600        541
                                                          --------
TOTAL                                                       10,000
                                                          --------

TEXTILES & APPAREL 1.38%
NIKE, Inc.                                       59,600      3,197
                                                          --------
TOTAL COMMON STOCKS
(Cost $229,917,218)                                        218,272
                                                          ========

                                              PRINCIPAL
                                                 AMOUNT
                                                  (000)
                                              ---------
SHORT-TERM INVESTMENT 6.26%

REPURCHASE AGREEMENT 6.26%

Repurchase Agreement dated 6/28/2002, 1.90%
due 7/1/2002 with State Street Bank
collateralized by $12,965,000 of Federal
Home Loan Bank at 7.00% due 3/15/2010;
value-$14,755,791; proceeds: $14,465,321
(Cost $14,463,031)                            $  14,463     14,463
                                                          ========

TOTAL INVESTMENTS
100.77% (Cost $244,380,249)                               $232,735
                                                          ========

*     Non-income producing security.
ADR - American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND-INTERNATIONAL PORTFOLIO

Q: HOW DID THE PORTFOLIO PERFORM OVER THE SIX MONTHS ENDED JUNE 30, 2002?

A: For the second quarter of 2002, Lord Abbett Series Fund-International Portfolio returned -2.4%(1), underperforming its benchmark, the Salomon Smith Barney Small Cap World ex-U.S. Index(2), which returned 10.3%. PLEASE REFER TO PAGE 17 FOR STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The Fund underperformed its benchmark in the last six months for two principal reasons: an underweight in Asia, where both Japan and Korea have been strong markets, and poor stock selection in the U.K. Returns in Japan have been helped by the strength of the Japanese Yen versus the U.S. Dollar, but the big driver of returns has been the view that the economy is recovering. This perception led to strong stock performance among domestic-oriented companies and deep cyclicals that will benefit from an economic upturn. The fund was underweight Japan versus its benchmark, and weighted toward defensives and growth companies, in the belief that economic growth will be difficult to sustain in Japan, particularly with the strong yen. Within the U.K., holdings in technology and industrials have disappointed, mainly on the back of reduced growth prospects.

     Benefiting the Fund's performance were good returns in Europe, driven by healthcare and financials holdings, and various holdings in Australia and Canada.

Q: PLEASE DISCUSS THE PORTFOLIO'S ECONOMIC OUTLOOK AND POSITIONING.

A: We remain cautious on the outlook for a general global economic recovery. We believe that continental European companies in most sectors have seen the worst of the slowdown, however, we believe an upturn in earnings will not occur immediately. While Japan appears to have emerged from recession, the sustainability of economic growth is unclear, as seen in the recent downgrades

(Unaudited)
--------------------------------------------------------------------------------

of Japan by the American rating agencies. A strong yen will negatively affect Japanese exporters, and continuing structural reforms are needed. We believe the decline in international equity markets presents opportunities to take positions in companies that we believe will benefit from the eventual strengthening of the global economy, at prices that better reflect their future prospects.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2002 REFLECT PERFORMANCE OF CLASS VC SHARES WITH ALL DISTRIBUTIONS REINVESTED. 1
YEAR: -13.41%, LIFE OF FUND: -12.29%. THE CLASS VC SHARES WERE FIRST OFFERED ON SEPTEMBER 15, 1999.

(1) Reflects performance at the net asset value of Class VC shares, with all distributions reinvested, for the period ended June 30, 2002.
(2) The Salomon Smith Barney Small Cap World ex-U.S. Index is a subset of the Global Salomon Smith Barney Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment. The Salomon Smith Barney Global Equity Index System(SM) and the names of each of the indexes and subindexes which it comprises (GEIS and such indexes and subindexes, each an "Index" and collectively, the "Indexes") are service marks of Salomon Smith Barney Inc.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: The portfolio invests primarily in foreign small-cap company stocks which tend to be more volatile and can be less liquid than foreign or U.S. large-cap company stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. In addition, invests in foreign and derivatives securities may present increased market, liquidity, currency, political, informational and other risks. These factors can affect Fund performance.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, PORTFOLIO PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the portfolio will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

THE PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ALLOCATIONS ARE SUBJECT TO CHANGE.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SCHEDULE OF INVESTMENTS (UNAUDITED)
INTERNATIONAL PORTFOLIO JUNE 30, 2002

                                                   US$
                                                 VALUE
INVESTMENTS                           SHARES     (000)
------------------------------------------------------
COMMON STOCKS 78.82%

AUSTRALIA 7.75%
Cochlear Ltd.                            800   $    15
Newcrest Mining Ltd.                   5,500        24
QBE Insurance Group Ltd.               5,100        19
Sons of Gwalia Ltd.                    4,600        16
Southcorp Ltd.                         5,400        16
Stockland Trust Group                  9,300        23
Suncorp-metway Ltd.                    2,800        19
                                               -------
TOTAL                                              132
                                               -------

CANADA 1.58%
The Jean Coutu Group (PJC), Inc.       1,100        27
                                               -------

CHINA 1.05%
People's Food Holdings Ltd.           13,000         9
United Food Holdings Ltd.             21,495         9
                                               -------
TOTAL                                               18
                                               -------

FINLAND 0.88%
Instrumentarium Corp.                    612        15
                                               -------

FRANCE 8.34%
Altran Technologies S.A.*                650        19
Business Objects S.A. ADR*               500        14
Havas S.A.                             2,600        16
IPSOS                                    400        28
Marionnaud Parfumeries*                  500        23
SR Teleperfomance                        650        15
Zodiac S.A.                            1,100        27
                                               -------
TOTAL                                              142
                                               -------

GERMANY 4.23%
Bilfinger Berger AG                    1,100        25
Medion Ag                                700        26
Singulus Technologies AG*                750        21
                                               -------
TOTAL                                               72
                                               -------

IRELAND 1.94%
Anglo Irish Bank Corp. plc             5,100   $    33
                                               -------

ITALY 5.64%
Autostrade S.P.A*                      3,100        26
Banco Popolare di Verona e
Novara Scrl                            1,800        23
Davide Campari-Milano S.P.A.*            600        20
Recordati S.P.A.                       1,000        27
                                               -------
TOTAL                                               96
                                               -------

JAPAN 11.28%
BELLSYSTEM 24, INC                        40        14
Colin Corp.                              150         7
Don Quijote Co. Ltd.                     300        29
Hisamitsu Pharmaceutical Co., Inc.       500         7
Japan Medical Dynamic Marketing, Inc.    550        14
KOSE Corp.                               500        15
Kurita Water Industries Ltd.           1,000        12
Net One Systems Co. Ltd.                   4        22
Nitto Denko Corp.                        600        20
Paramount Bed Co. Ltd.                   700        15
Park24 Co. Ltd.                          520         9
Toyoda Gosei Co. Ltd.                  1,067        13
World Co., Ltd.                          500        15
                                               -------
TOTAL                                              192
                                               -------

KOREA 2.76%
Samsung Electro Mechanics Co., Ltd.      200        10
Shinhan Financial Group Co., Ltd.      1,200        17
Shinsegae Co., Ltd.                      120        20
                                               -------
TOTAL                                               47
                                               -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

18

                                                   US$
                                                 VALUE
INVESTMENTS                           SHARES     (000)
------------------------------------------------------
NETHERLANDS 3.47%
ASM Int'l. N.V.*                         700   $    12
Fugro N.V.                               500        28
Volker Wessels Stevin N.V.               700        19
                                               -------
TOTAL                                               59
                                               -------

PORTUGAL 1.23%
Vodafone Telecel-Comunicacoe
Pessoais, S.A.*                        3,000        21
                                               -------

SINGAPORE 0.41%
Informatics Holdings Ltd.              8,500         7
                                               -------

SPAIN 6.99%
Acerinox S.A.*                           600        25
Grupo Ferrovial S.A.*                  1,100        30
Iberia Lineas Aereas De Espana S.A.   12,000        21
Prosegur Comp Seguridad-Regd           1,700        24
Sogecable, S.A.*                       1,000        19
                                               -------
TOTAL                                              119
                                               -------

SWEDEN 2.00%
Nobel Biocare AB                         500        34
                                               -------

SWITZERLAND 2.41%
Geberit AG                                70        20
Kaba Holding AG                          100        21
                                               -------
TOTAL                                               41
                                               -------

UNITED KINGDOM 16.86%
Aggregate Industries plc              13,700        19
Autonomy Corp. plc*                    4,300        17
BPB plc                                3,300        18
Close Brothers Group plc               2,200        21
First Technology plc                   2,300        16
Galen Holdings plc                     2,300        16
Halma plc                              8,500        21
HIT Entertainment plc                  4,700   $    19
HMV Group plc*                         6,200        15
Jardine Lloyd Thompson
Group plc                              2,600        25
Jarvis plc                             3,779        19
J.D. Wetherspoon plc                   4,100        19
JJB Sports plc                         4,000        20
Nestor Healthcare Group plc            2,700        19
Pilkington plc                        13,000        18
Spirent plc                            4,000         5
                                               -------
TOTAL                                              287
                                               -------

TOTAL COMMON STOCKS
(Cost $1,323,118)                                1,342
                                               =======

                                   PRINCIPAL
                                      AMOUNT
                                       (000)
                                   ---------
SHORT-TERM INVESTMENT 15.18%

REPURCHASE AGREEMENT 15.18%

Repurchase Agreement dated
6/28/2002, 1.90% due 7/1/2002 with
State Street Bank collateralized
by $275,000 of Federal Home Loan
Bank at zero coupon due
11/15/2011; value-$265,891;
proceeds: $258,459 (Cost $258,418)    $  258       258
                                               =======

TOTAL INVESTMENTS
94.00% (Cost $1,581,536)                       $ 1,600
                                               =======

*     Non-income producing security.
ADR - American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND-MID-CAP VALUE PORTFOLIO

Q: HOW DID THE PORTFOLIO PERFORM OVER THE SIX MONTHS ENDED JUNE 30, 2002?

A: For the six months ended June 30, 2002, Lord Abbett Series Fund-Mid-Cap Value portfolio returned -0.7%(1), underperforming its benchmark, the S&P MidCap 400/Barra Value Index(2) which returned 3.5%. PLEASE REFER TO PAGE 21 FOR STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The Fund's continued strategy to limit exposure in the information technology and telecommunications services sector proved beneficial, as these two negatively performing sectors were among the weakest in the index. For the period, the Fund was significantly underweight in the information technology sector and had no holdings in the telecommunications services sector. The Fund's relative underweight position in the sluggish technology sector, and a relative overweight position in the top performing healthcare sector, also contributed to performance.

     Stock selection in the financial sector detracted from overall portfolio performance during the period. The majority of our holdings in the financial sector are in the insurance industry, where poor returns led to the relative underperformance. Insurance stocks declined as investors raised concerns over the adequacy of the industry's reserves in light of several asbestos settlements reached during the quarter. We believe the reserves at the companies we own are adequate and that investors will be rewarded as a strong pricing cycle continues to drive returns on equity higher for the companies we own.

Q: PLEASE DISCUSS THE PORTFOLIO'S ECONOMIC OUTLOOK AND POSITIONING.

A: While the broader stock market has displayed exceptional volatility this past year, a tendency that we expect to continue into the foreseeable future, our investing style has delivered considerable calm in a surrounding storm. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

(Unaudited)
--------------------------------------------------------------------------------

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2002 REFLECT PERFORMANCE OF CLASS VC SHARES WITH ALL DISTRIBUTIONS REINVESTED. 1
YEAR: 3.05%, LIFE OF FUND: 18.73%. THE CLASS VC SHARES WERE FIRST OFFERED ON SEPTEMBER 15, 1999.

(1) Reflects performance at the net asset value of Class VC shares, with all distributions reinvested, for the period ended June 30, 2002.
(2) A market capitalization-weighted index of the stocks in the S&P MidCap 400/Barra Value Index having the lowest price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: The portfolio invests primarily in mid-cap company stocks, which tend to be more volatile and less liquid than large-cap company stocks. Mid-cap companies typically experience a higher risk of failure than large-cap companies.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, PORTFOLIO PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the portfolio will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

THE PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ALLOCATIONS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SCHEDULE OF INVESTMENTS (UNAUDITED)
MID-CAP VALUE PORTFOLIO JUNE 30, 2002

                                                           VALUE
INVESTMENTS                                       SHARES   (000)
-----------------------------------------------------------------
COMMON STOCKS 92.90%

AUTO COMPONENTS 3.15%
Dana Corp.                                       100,200  $ 1,857
Goodyear Tire & Rubber Co.+                       50,700      949
                                                          -------
TOTAL                                                       2,806
                                                          -------

CHEMICALS 10.64%
Crompton Corp.                                   161,700    2,062
Eastman Chemical Co.                              48,500    2,275
IMC Global, Inc.                                 138,800    1,735
Potash Corp. of Saskatchewan+                     27,200    1,814
Solutia, Inc.+                                   227,300    1,596
                                                          -------
TOTAL                                                       9,482
                                                          -------

COMPUTERS: SOFTWARE 0.94%
Sybase, Inc.*+                                    79,100      835
                                                          -------

CONTAINERS & PACKAGING 4.26%
Ball Corp.                                        38,100    1,580
Pactiv Corp.*                                     93,100    2,216
                                                          -------
TOTAL                                                       3,796
                                                          -------

ELECTRIC UTILITIES 7.33%
Ameren Corp.                                      38,800    1,669
CMS Energy Corp.+                                136,300    1,497
Northeast Utilities                               94,800    1,783
TECO Energy, Inc.+                                64,000    1,584
                                                          -------
TOTAL                                                       6,533
                                                          -------

ELECTRICAL EQUIPMENT 2.31%
Hubbell, Inc.                                     60,300    2,059
                                                          -------

FOOD & DRUG RETAILING 0.93%
Albertson's, Inc.                                 27,200      829
                                                          -------

FOOD PRODUCTS 1.75%
Archer-Daniels-Midland Co.                       122,015    1,561
                                                          -------

GAS UTILITIES 1.41%
Southwest Gas Corp.                               50,700  $ 1,255
                                                          -------

HEALTHCARE EQUIPMENT & SUPPLIES 3.34%
Becton Dickinson & Co.                            23,300      803
Boston Scientific Corp.*                          74,100    2,173
                                                          -------
TOTAL                                                       2,976
                                                          -------

HEALTHCARE PROVIDERS & SERVICES 4.64%
Caremark Rx, Inc.*+                              101,200    1,670
Health Net, Inc.*                                 62,300    1,668
Trigon Healthcare, Inc.*                           7,900      795
                                                          -------
TOTAL                                                       4,133
                                                          -------

HOTELS, RESTAURANTS & LEISURE 3.50%
CBRL Group, Inc.+                                 55,900    1,706
Park Place Entertainment Corp.*                  138,200    1,417
                                                          -------
TOTAL                                                       3,123
                                                          -------

HOUSEHOLD DURABLES 5.94%
Leggett & Platt, Inc.                             54,400    1,273
Newell Rubbermaid, Inc.                           52,400    1,837
Snap-on, Inc.                                     73,400    2,179
                                                          -------
TOTAL                                                       5,289
                                                          -------

INSURANCE 8.64%
Everest Re Group Ltd.                             29,600    1,656
Partner Re Holdings Ltd.                          35,000    1,713
Safeco Corp.                                      56,700    1,751
Transatlantic Holdings, Inc.                       5,400      432
XL Capital Ltd. Class A                           25,300    2,143
                                                          -------
TOTAL                                                       7,695
                                                          -------

MACHINERY 2.80%
CNH Global N.V.                                  209,000      842
The Timken Co.+                                   73,900    1,650
                                                          -------
TOTAL                                                       2,492
                                                          -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

22

                                                           VALUE
INVESTMENTS                                       SHARES   (000)
-----------------------------------------------------------------
MULTILINE RETAIL 5.15%
Big Lots, Inc.                                    93,300  $ 1,836
J.C. Penney Co., Inc.+                            85,500    1,883
May Department Stores Co.                         26,500      873
                                                          -------
TOTAL                                                       4,592
                                                          -------

OIL & GAS 7.66%
EOG Resources, Inc.                               46,600    1,850
Halliburton Co.                                  134,600    2,146
Kerr-McGee Corp.                                  33,700    1,805
Pride Int'l., Inc.*                               65,400    1,024
                                                          -------
TOTAL                                                       6,825
                                                          -------

PAPER & FOREST PRODUCTS 3.43%
Georgia-Pacific Group                             84,800    2,084
Meadwestvaco Corp.                                29,100      977
                                                          -------
TOTAL                                                       3,061
                                                          -------

PHARMACEUTICALS 2.58%
Mylan Laboratories, Inc.+                         73,300    2,295
                                                          -------

REIT 2.58%
Healthcare Realty Trust, Inc.                     71,900    2,301
                                                          -------

SPECIALTY RETAIL 2.47%
Office Depot, Inc.*                               77,600    1,304
Payless Shoe Source, Inc.*                        15,600      899
                                                          -------
TOTAL                                                       2,203
                                                          -------

TEXTILES & APPAREL 4.26%
Foot Locker, Inc.*                               136,500    1,972
Tommy Hilfiger Corp.*+                           127,100    1,820
                                                          -------
TOTAL                                                       3,792
                                                          -------

TRADING COMPANIES & DISTRIBUTORS 3.19%
Genuine Parts Co.                                 60,500  $ 2,110
W.W. Grainger, Inc.                               14,600      730
                                                          -------
TOTAL                                                       2,840
                                                          -------

TOTAL COMMON STOCKS
(Cost $82,843,965)                                         82,773
                                                          =======

                                               PRINCIPAL
                                                  AMOUNT
                                                   (000)
                                               ---------
SHORT-TERM INVESTMENT 7.81%

REPURCHASE AGREEMENT 7.81%

Repurchase Agreement dated 6/28/2002, 1.90%
due 7/1/2002 with State Street Bank
collateralized by $6,965,000 of Federal
Natonal Mortgage Association
3.625% due 4/15/2004; value-$7,095,594;
proceeds: $6,956,335 (Cost $6,955,234)           $ 6,955    6,955
                                                          =======

TOTAL INVESTMENTS
100.71% (Cost $89,799,199)                                $89,728
                                                          =======

*     Non-income producing security.
+     Security (or a portion of security) on loan.
REIT - Real Estate Investment Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 2002

                                                                BOND-         GROWTH &
                                                            DEBENTURE           INCOME
                                                            PORTFOLIO        PORTFOLIO
ASSETS:
   Investments in securities, at cost                   $   5,043,711    $ 244,380,249
--------------------------------------------------------------------------------------
   Investments in securities, at value                  $   5,009,338    $ 232,734,884
   Cash                                                        10,413                -
   Receivables:
     Interest and dividends                                    57,636          187,630
     Investment securities sold                             2,437,096       14,774,500
     Capital shares sold                                       41,868          578,430
     From Lord, Abbett & Co.                                    5,532                -
   Prepaid expenses and other assets                           10,002           51,407
--------------------------------------------------------------------------------------
   TOTAL ASSETS                                             7,571,885      248,326,851
--------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                        2,438,704       17,128,964
     Capital shares reacquired                                  4,096          110,315
     Management fees                                            2,002           97,241
     Directors' fees                                               72           35,256
   Accrued expenses and other liabilities                      21,094                -
--------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                        2,465,968       17,371,776
--------------------------------------------------------------------------------------
NET ASSETS                                              $   5,105,917    $ 230,955,075
======================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                             5,074,437      245,727,674
Undistributed net investment income                            54,834          737,632
Accumulated net realized gain (loss) on investments            11,019       (3,864,866)
Net unrealized depreciation on investments                    (34,373)     (11,645,365)
--------------------------------------------------------------------------------------
NET ASSETS                                              $   5,105,917    $ 230,955,075
======================================================================================
OUTSTANDING SHARES                                            488,958       10,799,174
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE (NET ASSETS DIVIDED BY OUTSTANDING SHARES)  $       10.44    $       21.39
======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

24

                                                         INTERNATIONAL    MID-CAP VALUE
                                                             PORTFOLIO        PORTFOLIO
ASSETS:
   Investments in securities, at cost                    $   1,581,536    $  89,799,199
---------------------------------------------------------------------------------------
   Investments in securities, at value                   $   1,600,266    $  89,727,932
   Market value of collateral for securities loaned                  -        8,540,382
   Cash (Principally foreign currencies)                        79,394                -
   Receivables:
     Interest and dividends                                      3,663          113,351
     Investment securities sold                                279,150        7,876,470
     Capital shares sold                                           508          391,072
     From Lord, Abbett & Co.                                    12,150                -
   Prepaid expenses                                                  3               39
---------------------------------------------------------------------------------------
   TOTAL ASSETS                                              1,975,134      106,649,246
---------------------------------------------------------------------------------------
LIABILITIES:
   Securities lending collateral                                     -        8,540,382
   Payables:
     Investment securities purchased                           264,161        8,937,860
     Capital shares reacquired                                      10           27,385
     Management fees                                             1,419           41,635
     Directors' fees                                               474            2,159
     To bank                                                         -              383
   Accrued expenses and other liabilities                        6,700            2,252
---------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                           272,764       17,552,056
---------------------------------------------------------------------------------------
NET ASSETS                                               $   1,702,370    $  89,097,190
=======================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                              2,213,118       89,138,900
Undistributed net investment income                              8,484          276,147
Accumulated net realized loss on investments and
   foreign currency related transactions                      (541,749)        (246,590)
Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies                22,517          (71,267)
---------------------------------------------------------------------------------------
NET ASSETS                                               $   1,702,370    $  89,097,190
=======================================================================================
OUTSTANDING SHARES                                             278,494        5,804,100
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE (NET ASSETS DIVIDED BY OUTSTANDING SHARES)   $        6.11    $       15.35
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2002

                                                                 BOND-         GROWTH &
                                                             DEBENTURE           INCOME
                                                             PORTFOLIO        PORTFOLIO
INVESTMENT INCOME:
Interest                                                    $   56,590    $     139,410
Dividends                                                        1,125        1,365,565
Foreign withholding tax                                              -           (4,118)
---------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         57,715        1,500,857
---------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                  4,432          517,755
Fund administration                                              6,343            6,945
Professional                                                     5,195           52,206
Organization                                                     4,887                -
Custody                                                          1,462            4,640
Registration                                                        97                -
Directors' fees                                                     13            1,791
Shareholder servicing                                                -          109,390
Reports to shareholders                                              -           20,043
Other                                                              225            2,209
---------------------------------------------------------------------------------------
Gross expenses                                                  22,654          714,979
   Expense reductions                                             (112)            (160)
   Expenses assumed by Lord, Abbett & Co.                      (16,013)               -
---------------------------------------------------------------------------------------
NET EXPENSES                                                     6,529          714,819
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           51,186          786,038
---------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Net realized gain (loss) from investments                        7,554       (3,484,135)
Net change in unrealized appreciation/depreciation on
  investments                                                  (30,167)     (14,849,912)
=======================================================================================
NET REALIZED AND UNREALIZED LOSS                               (22,613)     (18,334,047)
=======================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                $   28,573    $ (17,548,009)
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

26

                                                         INTERNATIONAL    MID-CAP VALUE
                                                             PORTFOLIO        PORTFOLIO
INVESTMENT INCOME:
Dividends                                                  $    11,348    $     489,865
Interest                                                         4,078           57,806
Foreign withholding tax                                         (1,251)          (1,069)
---------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         14,175          546,602
---------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                  6,833          203,398
Custody                                                          9,393            1,065
Fund administration                                              5,180            5,809
Shareholder servicing                                            3,287           56,200
Professional                                                       473            2,172
Directors' fees                                                     30              905
Registration                                                        10              206
Reports to shareholders                                              -              181
Other                                                              547              605
---------------------------------------------------------------------------------------
Gross expenses                                                  25,753          270,541
   Expense reductions                                              (18)            (128)
   Expenses assumed by Lord, Abbett & Co.                      (16,510)               -
---------------------------------------------------------------------------------------
NET EXPENSES                                                     9,225          270,413
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            4,950          276,189
---------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss from investments and foreign
   currency related transactions                              (104,855)        (249,796)
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and
   liabilities denominated in foreign currencies                75,977       (1,949,741)
=======================================================================================
NET REALIZED AND UNREALIZED LOSS                               (28,878)      (2,199,537)
=======================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $   (23,928)   $  (1,923,348)
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
Six Months Ended June 30, 2002

                                                                 BOND-         GROWTH &
                                                             DEBENTURE           INCOME
INCREASE IN NET ASSETS                                       PORTFOLIO        PORTFOLIO
OPERATIONS:
Net investment income                                      $    51,186    $     786,038
Net realized gain (loss) from investments                        7,554       (3,484,135)
Net change in unrealized appreciation/depreciation on
  investments                                                  (30,167)     (14,849,912)
---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    28,573      (17,548,009)
=======================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                4,348,788       82,673,519
Cost of shares reacquired                                     (274,274)     (17,732,521)
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                                         4,074,514       64,940,998
=======================================================================================
NET INCREASE IN NET ASSETS                                   4,103,087       47,392,989
=======================================================================================
NET ASSETS:
Beginning of period                                          1,002,830      183,562,086
---------------------------------------------------------------------------------------
END OF PERIOD                                              $ 5,105,917    $ 230,955,075
=======================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                        $    54,834    $     737,632
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

28

                                                         INTERNATIONAL    MID-CAP VALUE
INCREASE IN NET ASSETS                                       PORTFOLIO        PORTFOLIO
OPERATIONS:
Net investment income                                      $     4,950    $     276,189
Net realized loss on investments and foreign currency
   related transactions                                       (104,855)        (249,796)
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and
   liabilities in foreign currencies                            75,977       (1,949,741)
---------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           (23,928)      (1,923,348)
=======================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                1,582,345       60,666,429
Cost of shares reacquired                                     (936,691)      (5,031,443)
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                          645,654       55,634,986
=======================================================================================
NET INCREASE IN NET ASSETS                                     621,726       53,711,638
=======================================================================================
NET ASSETS:
Beginning of period                                          1,080,644       35,385,552
---------------------------------------------------------------------------------------
END OF PERIOD                                              $ 1,702,370    $  89,097,190
=======================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                        $     8,484    $     276,147
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2001

                                                                 BOND-         GROWTH &
                                                             DEBENTURE           INCOME
INCREASE IN NET ASSETS                                      PORTFOLIO*        PORTFOLIO
OPERATIONS:
Net investment income                                    $       3,358    $     881,723
Net realized gain on investments                                 3,678        5,143,375
Net change in unrealized appreciation/depreciation
   on investments                                               (4,206)     (11,839,467)
---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                    2,830       (5,814,369)
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                -         (919,918)
Net realized gain                                                    -       (3,860,123)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                  -       (4,780,041)
=======================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                1,000,000      125,730,427
Reinvestment of distributions                                        -        4,780,041
Cost of shares reacquired                                            -      (18,242,489)
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                        1,000,000      112,267,979
=======================================================================================
Net increase in net assets                                   1,002,830      101,673,569
=======================================================================================
NET ASSETS:
Beginning of period                                                  -       81,888,517
---------------------------------------------------------------------------------------
END OF PERIOD                                            $   1,002,830    $ 183,562,086
=======================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                     $       3,648    $     (48,406)
=======================================================================================
 * Commencement of operations December 3, 2001.


                       SEE NOTES TO FINANCIAL STATEMENTS.

30

                                                         INTERNATIONAL    MID-CAP VALUE
INCREASE IN NET ASSETS                                       PORTFOLIO        PORTFOLIO
OPERATIONS:
Net investment income                                    $       5,530    $      93,409
Net realized gain (loss) from investment transactions
   and foreign currency related transactions                  (406,479)          87,292
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and
   liabilities denominated in foreign currencies               136,710        1,336,353
---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (264,239)       1,517,054
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                           (1,996)        (102,975)
Net realized gain                                                    -          (87,760)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (1,996)        (190,735)
=======================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                  693,670       31,620,232
Reinvestment of distributions                                    1,996          190,735
Cost of shares reacquired                                     (172,971)      (1,330,140)
---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                          522,695       30,480,827
=======================================================================================
NET INCREASE IN NET ASSETS                                     256,460       31,807,146
=======================================================================================
NET ASSETS:
Beginning of year                                              824,184        3,578,406
---------------------------------------------------------------------------------------
END OF YEAR                                              $   1,080,644    $  35,385,552
=======================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                     $       3,534    $         (42)
=======================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
BOND-DEBENTURE PORTFOLIO

                                                     SIX MONTHS
                                                        ENDED         12/3/2001*
                                                     06/30/2002           TO
                                                     (UNAUDITED)      12/31/2001
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                 $     10.03      $     10.00
                                                     ===========      ===========
Investment operations
  Net investment income                                      .30(b)           .03(b)
  Net realized and unrealized gain (loss)                    .11                -(d)
                                                     -----------      -----------
    Total from investment operations                         .41              .03
                                                     -----------      -----------
NET ASSET VALUE, END OF PERIOD                       $     10.44      $     10.03
                                                     ===========      ===========
Total Return(a)                                             4.09%(c)          .30%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions          .36%(c)          .07%(c)
  Expenses, excluding waiver and expense reductions         1.26%(c)          .33%(c)
  Net investment income                                     2.85%(c)          .34%(c)

                                     SIX MONTHS ENDED   12/3/2001*
                                        06/30/2002         TO
 SUPPLEMENTAL DATA:                    (UNAUDITED)      12/31/2001
==================================================================
   Net assets, end of period (000)      $   5,106       $  1,003
   Portfolio turnover rate                  54.72%         21.07%
==================================================================

(a) Total return assumes the reinvestment of all distributions.
(b) Calculated using average shares outstanding during the period.
(c) Not annualized.
(d) Less than $0.01.
 *  Commencement of operations December 3, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                            SIX MONTHS
                                               ENDED                                 YEAR ENDED 12/31
                                             6/30/2002       -------------------------------------------------------------
                                            (UNAUDITED)         2001         2000         1999         1998         1997
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD        $     23.11      $    25.45    $   22.16    $  20.65    $   19.51    $   17.02
                                            ===========      ==========    =========    ========    =========    =========
Investment operations
  Net investment income                             .09(b)          .18(b)       .22(b)      .52(b)       .36(b)       .39(b)
  Net realized and unrealized
    gain (loss)                                   (1.81)          (1.90)        3.27        2.90         2.15         3.76
                                            -----------      ----------    ---------    --------    ---------    ---------
    Total from investment operations              (1.72)          (1.72)        3.49        3.42         2.51         4.15
                                            -----------      ----------    ---------    --------    ---------    ---------
 Distributions to shareholders from:
   Net investment income                              -            (.12)        (.20)       (.42)        (.32)        (.34)
   Net realized gain                                  -            (.50)           -       (1.49)       (1.05)       (1.32)
                                            -----------      ----------    ---------    --------    ---------    ---------
     Total distributions                              -            (.62)        (.20)      (1.91)       (1.37)       (1.66)
                                            -----------      ----------    ---------    --------    ---------    ---------
 NET ASSET VALUE, END OF PERIOD             $     21.39      $    23.11    $   25.45    $  22.16    $   20.65    $   19.51
                                            ===========      ==========    =========    ========    =========    =========
 Total Return(a)                                  (7.44)%(c)      (6.72)%      15.78%      16.74%       12.82%       24.34%

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense reductions           .34%(c)         .97%        1.02%        .87%         .51%         .52%
   Expenses, excluding expense reductions           .34%(c)         .97%        1.03%        .87%         .51%         .52%
   Net investment income                            .38%(c)         .76%         .97%       2.15%        1.78%        2.02%

                                            SIX MONTHS
                                               ENDED                                 YEAR ENDED 12/31
                                             6/30/2002       -------------------------------------------------------------
SUPPLEMENTAL DATA:                          (UNAUDITED)         2001         2000         1999         1998         1997
==========================================================================================================================
   Net assets, end of period(000)           $   230,955      $  183,562    $  81,889    $  36,192   $ 714,274    $ 512,438
   Portfolio turnover rate                        22.25%          60.79%       42.00%      188.35%      76.62%       43.09%
==========================================================================================================================

(a)  Total return assumes the reinvestment of all distributions.
(b)  Calculated using average shares outstanding during the period.
(c)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
INTERNATIONAL PORTFOLIO

                                             SIX MONTHS
                                                ENDED          YEAR ENDED 12/31     9/15/1999(c)
                                              6/30/2002       ------------------        TO
                                             (UNAUDITED)        2001       2000     12/31/1999
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $      6.26      $   8.56   $ 11.86    $      10.00
                                             ===========      ========   =======    ============
Investment operations
  Net investment income                              .02(b)        .04(b)    .17(b)          .03(b)
  Net realized and unrealized gain (loss)           (.17)        (2.33)    (3.15)           2.88
                                             -----------      --------   -------    ------------
    Total from investment operations                (.15)        (2.29)    (2.98)           2.91
                                             -----------      --------   -------    ------------
Distributions to shareholders from:
  Net investment income                                -          (.01)     (.24)           (.03)
  Net realized gain                                    -             -      (.08)          (1.02)
                                             -----------      --------   -------    ------------
    Total distributions                                -          (.01)     (.32)          (1.05)
                                             -----------      --------   -------    ------------
NET ASSET VALUE, END OF PERIOD               $      6.11      $   6.26   $  8.56    $      11.86
                                             ===========      ========   =======    ============
Total Return(a)                                    (2.40)%(d)   (26.73)%  (25.05)%         29.39%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                       .67%(d)      1.03%        -               -
  Expenses, excluding waiver and expense
    reductions                                      1.87%(d)      6.15%     2.37%           1.53%(d)
  Net investment income                              .36%(d)       .64%     1.49%            .27%(d)

                                             SIX MONTHS
                                                ENDED          YEAR ENDED 12/31     9/15/1999(c)
                                              6/30/2002       ------------------        TO
SUPPLEMENTAL DATA:                           (UNAUDITED)        2001       2000     12/31/1999
================================================================================================
   Net assets, end of period (000)              $  1,702      $ 1,081    $   824      $   663
   Portfolio turnover rate                         25.08%       52.43%     18.68%       38.29%
================================================================================================

(a)  Total return assumes the reinvestment of all distributions.
(b)  Calculated using average shares outstanding during the period.
(c)  Commencement of operations.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MID-CAP VALUE PORTFOLIO

                                             SIX MONTHS
                                               ENDED              YEAR ENDED 12/31      9/15/1999(c)
                                              6/30/2002       ----------------------         TO
                                             (UNAUDITED)         2001         2000       12/31/1999
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD         $     15.45      $   14.38    $    9.87    $      10.00
                                             ===========      =========    =========    ============
Investment operations
  Net investment income                              .08(b)         .13(b)       .26(b)          .05(b)
  Net realized and unrealized gain (loss)           (.18)          1.03         4.80            (.13)
                                             -----------      ---------    ---------    ------------
    Total from investment operations                (.10)          1.16         5.06            (.08)
                                             -----------      ---------    ---------    ------------
Distributions to shareholders from:
  Net investment income                                -           (.05)        (.11)           (.05)
  Net realized gain                                    -           (.04)        (.44)              -
                                             -----------      ---------    ---------    ------------
    Total distributions                                -           (.09)        (.55)           (.05)
                                             -----------      ---------    ---------    ------------
NET ASSET VALUE, END OF PERIOD               $     15.35      $   15.45    $   14.38    $       9.87
                                             ===========      =========    =========    ============
Total Return(a)                                     (.65)%(d)      8.05%       52.45%           (.82)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
    reductions                                       .47%(d)        .99%           -               -
  Expenses, excluding waiver and expense
    reductions                                       .47%(d)       1.20%        1.56%           1.09%(d)
  Net investment income                              .48%(d)        .88%        2.11%            .51%(d)

                                             SIX MONTHS
                                                ENDED            YEAR ENDED 12/31       9/15/1999(c)
                                              6/30/2002       ----------------------         TO
SUPPLEMENTAL DATA:                           (UNAUDITED)         2001         2000       12/31/1999
====================================================================================================
   Net assets, end of period (000)             $  89,097       $  35,386     $  3,578      $   532
   Portfolio turnover rate                         14.82%          27.83%       56.42%       22.92%
====================================================================================================

(a)  Total return assumes the reinvestment of all distributions.
(b)  Calculated using average shares outstanding during the period.
(c)  Commencement of operations.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of the following four portfolios ("Series"): Bond-Debenture Portfolio, Growth and Income Portfolio, International Portfolio and Mid-Cap Value Portfolio. Each Series is diversified as defined under the Investment Company Act of 1940 (the "Act"). The Company offers Variable Contract class shares ("Class VC Shares") of each Series and are currently issued and redeemed only in connection with investment in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price or, if no sales price is available, at the mean between the latest bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual Series are allocated to the Series on a pro rata basis.

(f) FOREIGN TRANSACTIONS-Transactions denominated in foreign currencies are recorded in the Company's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-International Portfolio may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES
The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolios. The management fee is based on average daily net assets as follows:

                            MANAGEMENT FEES
-------------------------------------------
Bond-Debenture Portfolio                .50%
Growth & Income Portfolio               .50%
International Portfolio                1.00%
Mid-Cap Value Portfolio                 .75%

For the six months ended June 30, 2002. Lord Abbett reimbursed other expenses of ..90% and 1.20% for Bond-Debenture Portfolio and International Portfolio, respectively.* The Company has a service agreement which permits it to make payments under certain circumstances to insurance companies at an annual rate of up to .35% of the average daily net asset value of shares of the Series attributable to the insurance companies' variable annuity contract owners. The payment totaled $151,506 for the six months ended June 30, 2002 and is included in shareholder servicing expenses on the statement of operations.

Certain of the Company's officers and Directors have an interest in Lord Abbett.

*  Not annualized

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The capital loss carryforward amount is available to offset future net capital gains. At December 31, 2001, International Portfolio had a capital loss carryforward of $387,379, which will expire in 2009. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 for each Portfolio is as follows:

                                    GROWTH                    MID-CAP
                                  & INCOME   INTERNATIONAL      VALUE
---------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
   Ordinary income              $  873,627       $   1,996  $ 102,975
   Net long-term capital gains   3,906,414               -     87,760
---------------------------------------------------------------------
TOTAL TAXABLE DISTRIBUTIONS     $4,780,041       $   1,996  $ 190,735
=====================================================================

5.   PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of June 30, 2002 the value of securities loaned for Mid-Cap Value Portfolio was $8,175,296. These loans were collateralized by cash of $8,540,382, which is invested in a restricted money market account. Income from securities lending of $8,550 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term investments) are as follows for the six months ended June 30, 2002.

                                   PURCHASES        SALES
---------------------------------------------------------
Bond-Debenture Portfolio       $   2,792,969  $ 1,014,498
Growth & Income Portfolio        108,295,308   44,735,695
International Portfolio              812,055      304,687
Mid-Cap Value Portfolio           59,493,913    8,114,683

As of June 30, 2002, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes are as follows:

                                                                                    NET
                                                 GROSS           GROSS       UNREALIZED
                                            UNREALIZED      UNREALIZED     APPRECIATION
                                TAX COST  APPRECIATION  (DEPRECIATION)   (DEPRECIATION)
---------------------------------------------------------------------------------------
Bond-Debenture Portfolio    $  5,043,924  $     40,730  $      (75,316)  $      (34,586)
Growth & Income Portfolio    244,794,847    10,009,063     (22,069,026)     (12,059,963)
International Portfolio        1,582,289       124,890        (106,913)          17,977
Mid-Cap Value Portfolio       89,795,993     4,223,623      (4,291,684)         (68,061)

6.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company or other funds within the Lord Abbett Family of Funds. Such costs and earnings accrued thereon are included in Directors' fees on the Statements of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a defined contribution plan available to all Directors.

7.   EXPENSE REDUCTION

The Company has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Company's custody expense.

8.   SUMMARY OF CAPITAL TRANSACTIONS

Each series has authorized 50 million shares of $.001 par value capital stock. Transactions in shares of capital stock are as follows:

                                SIX MONTHS ENDED
                                   06/30/2002            PERIOD ENDED
BOND-DEBENTURE PORTFOLIO           (UNAUDITED)     DECEMBER 31, 2001*
---------------------------------------------------------------------
Shares sold                              415,121              100,000
Reinvestment of distributions                  -                    -
Shares reacquired                        (26,163)                   -
---------------------------------------------------------------------
Increase                                 388,958              100,000
---------------------------------------------------------------------

                                                           YEAR ENDED
GROWTH & INCOME PORTFOLIO                           DECEMBER 31, 2001
---------------------------------------------------------------------
Shares sold                            3,623,481            5,316,024
Reinvestment of distributions                  -              209,559
Shares reacquired                       (768,998)            (798,158)
---------------------------------------------------------------------
Increase                               2,854,483            4,727,425
---------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------
Shares sold                              261,531              102,367
Reinvestment of distributions                  -                  320
Shares reacquired                       (155,612)             (26,339)
---------------------------------------------------------------------
Increase                                 105,919               76,348
---------------------------------------------------------------------

MID-CAP VALUE PORTFOLIO
---------------------------------------------------------------------
Shares sold                            3,837,748            2,120,402
Reinvestment of distributions                  -               12,540
Shares reacquired                       (324,043)             (91,420)
---------------------------------------------------------------------
Increase                               3,513,705            2,041,522
---------------------------------------------------------------------

* For the period December 3, 2001 (commencement of operations) through December 31, 2001.

[LORD ABBETT LOGO]

 This report when not used for
  the general information of
shareholders of the Fund is to
be distributed only if preceded
  or accompanied by a current
      Fund Prospectus.

Lord Abbett Mutual Fund shares    Lord Abbett Series Fund, Inc.
    are distributed by:                  Bond-Debenture Portfolio
 LORD ABBETT DISTRIBUTOR LLC             Growth and Income Portfolio
90 Hudson Street - Jersey City,          International Portfolio      LASF-3-602
    New Jersey 07302-3973                Mid-Cap Value Portfolio          (8/02)